SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	August 8, 2003
(Date of earliest event reported)	August 8, 2003

Kankakee Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13676	36-3846489
(Commission File Number)	(I.R.S. Employer Identification Number)

310 South Schuyler Avenue, Kankakee, Illinois	60901
(Address of principal executive offices)	(Zip Code)

(815) 937-4440

(Registrant’s telephone number, including area code)

Item 5. Other Information and Regulation FD Disclosure

On August 8, 2003, Kankakee Bancorp, Inc. issued a news release announcing its declaration of a quarterly dividend to its stockholders. The news release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 News Release dated August 8, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANKAKEE BANCORP, INC.

Dated: August 8, 2003	By:	/s/ James M. Lindstrom
James M. Lindstrom
Chief Financial Officer

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